Exhibit 99.1

NMP Acquisition Corp. and Gibson Technical Services, Inc. Announce Execution of Definitive Business Combination Agreement

GTS Delivered Approximately $140 Million of Revenue in 2025, Representing 36% Year-Over-Year Growth, with an EBITDA Margin of ~12.5%*

Combined Company offers an Established Telecommunications Infrastructure Platform Well Positioned to Participate in Long-Term Fiber, Broadband, Wireless and Connectivity Infrastructure Supporting AI-Driven Data Center Expansion

PALO ALTO, Calif. and ATLANTA, Ga, Sept. 08, 2026 (GLOBE NEWSWIRE) --  NMP Acquisition Corp. (Nasdaq: NMP) (“NMP”), a special purpose acquisition company, Gibson Technical Services, Inc. (“GTS”), an established provider of engineering, design, construction, installation, testing, commissioning and maintenance services for telecommunications and other critical infrastructure, and Streeterville Capital, LLC, the beneficial owner, through its ownership of GTS Holdings, LLC, of 100% of the outstanding capital stock of GTS (the “Seller”), today announced that they have entered into a definitive business combination agreement (the “Business Combination Agreement”) that would result in GTS becoming a publicly traded company through a newly formed holding company (the “Business Combination”).

Upon closing, the combined company is expected to operate under GTS Holdings, Inc. (“Pubco”) and its Class A common stock (“Class A Common Stock”) is expected to be listed on the Nasdaq Capital Market under a new ticker symbol. The Business Combination values GTS at an implied enterprise value of $400 million (the “Enterprise Value”) and remains subject to, among other things, effectiveness of a registration statement on Form S-4 to be filed with the U.S. Securities and Exchange Commission (“SEC”), approval by NMP’s shareholders, and other customary closing conditions.

Key Business & Transaction Highlights

GTS has built an established telecommunications infrastructure services platform with meaningful scale, long-standing customer relationships and a 38-year operating history. The Business Combination is expected to provide GTS with greater strategic flexibility to build on this foundation and pursue its next phase of growth as a public company. Highlights include:

●	38-year operating history serving the telecommunications infrastructure sector

●	Approximately $140 million of revenue in 2025, representing approximately 36% year-over-year growth, with EBITDA margins of 12.5%*

●	Experienced management team with deep industry expertise and a long track record of execution

●	Positive EBITDA* and an established operating platform with meaningful scale

●	Existing liquidity and internally generated cash flows are expected to be sufficient to support GTS’ current operations and the closing of the business combination is not subject to a minimum cash or other third-party financing condition.

●	Long-standing relationships with Tier-1 telecommunications carriers and a high level of repeat business

●	Positioned at the intersection of two long-term infrastructure investment cycles: federally supported broadband deployment (including BEAD and RDOF) and the fiber, interconnection, structured cabling and network commissioning demand generated by AI-driven data center development

●	Growing demand for fiber and network infrastructure driven by increasing data consumption, data center development and investment in digital infrastructure

●	Fragmented telecommunications infrastructure services market that management believes provides opportunities for disciplined, strategic acquisitions

●	The Seller will roll 100% of its equity interests in GTS Holdings, LLC into the combined company, demonstrating continued alignment with GTS’s long-term strategy

●	Public company platform expected to provide GTS with enhanced access to capital and strategic flexibility to pursue organic growth and potential acquisitions

“GTS has built a strong and growing business by doing what matters most in our industry—delivering consistently for our customers,” said Mike McCracken, Chief Executive Officer of GTS. “Our long-standing relationships with leading telecommunications and broadband providers, high level of repeat business and comprehensive capabilities across the communications infrastructure lifecycle provide a strong foundation for continued growth. With approximately $140 million in revenue in 2025, representing approximately 36% year-over-year growth, we believe GTS has reached an important point in its evolution. As investment in fiber, broadband, wireless connectivity and the infrastructure supporting an increasingly data-driven economy continues to expand, we believe GTS is well positioned to capitalize on these long-term industry trends. Becoming a public company will provide us with additional resources and flexibility to invest in our people and capabilities, pursue new opportunities with existing and prospective customers, and build upon the platform we have established.”

“We founded NMP to identify high-quality operating businesses with strong management teams, established operations and compelling opportunities for continued growth, and to provide them with a public market platform to execute on their vision,” said Melanie Figueroa, Chief Executive Officer of NMP Acquisition Corp. “GTS is exactly that kind of business, an established infrastructure services company with meaningful revenue scale, long-standing customer relationships and multiple avenues for organic growth and disciplined, strategic acquisitions. Our conviction in GTS reflects the strength of its existing platform, the durability of its customer relationships and the opportunities we see to create long-term shareholder value. We believe this transaction presents a compelling opportunity for NMP shareholders to participate in GTS’s continued growth while providing GTS with the strategic flexibility to accelerate its growth strategy.”

* Non-GAAP Financial Measures; Financial Information

This press release references EBITDA margin, which is a non-GAAP financial measure. GTS defines EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization, and defines EBITDA margin as EBITDA divided by revenue.

The 2025 revenue and EBITDA margin presented in this press release are based on GTS’s unaudited financial results for the year ended December 31, 2025 and remain subject to completion of GTS’s audit and any adjustments that may result therefrom. Accordingly, GTS’s audited financial results may differ from the unaudited financial information presented herein.

EBITDA margin has not been reconciled to its most comparable GAAP financial measure. This press release relates to a proposed business combination and is a communication subject to Rule 425 under the Securities Act of 1933, as amended. Accordingly, this non-GAAP financial measure included herein is exempt from the requirements of Item 10(e) of Regulation S-K and Rule 100 of Regulation G, which would otherwise require such reconciliation.

Growth Strategy

Following the closing of the Business Combination, GTS intends to pursue multiple avenues for growth, including expanding its fiber deployment and wireless densification capabilities, increasing its participation in data center and other connectivity infrastructure projects and leveraging its engineering, geospatial and network design capabilities to support fiber route planning and connectivity architecture for data center campuses, and deploying its construction, structured cabling, distributed antenna system and testing and commissioning services on the connectivity infrastructure that AI-driven data center development requires. GTS also intends to enter new geographic markets and selectively pursue strategic acquisitions within the fragmented telecommunications infrastructure services market. Although GTS expects its existing liquidity and internally generated cash flows to be sufficient to support its current operating plan, access to the public markets is expected to provide GTS with additional capital markets flexibility to accelerate its growth initiatives and pursue these strategic opportunities as they arise.

Transaction Overview

Under the terms of the Business Combination Agreement, NMP and GTS will combine in an all-stock transaction. The Business Combination values GTS at an implied enterprise value of $400 million. The aggregate consideration to be issued to the Seller will equal the Enterprise Value, minus the value of certain debt owed to the Seller that will remain outstanding following the closing (which amount will not exceed $82 million in the aggregate), consisting of (i) 75,000 shares of Pubco Preferred Stock having an aggregate stated value of $75 million and convertible into Class A Common Stock at a conversion price of $12.00 per share, and (ii) newly issued shares of Class A Common Stock and Pubco Class B common stock (“Class B Common Stock” and together with Class A Common Stock, “Common Stock”), with an aggregate value equal to the remaining balance (collectively, the “Merger Consideration”).

In connection with the Business Combination, NMP's existing shareholders will receive shares of Class A Common Stock in exchange for their NMP Class A ordinary shares, NMP Class B ordinary shares and existing rights to acquire NMP Class A ordinary shares. The Class A Common Stock will entitle holders to one vote per share, while the Class B Common Stock, which will be issued to the Seller as part of the Merger Consideration, will entitle the Seller to 20 votes per share. The Seller will roll 100% of its equity into the combined company.

The Business Combination is expected to provide GTS with access to the cash remaining in NMP’s trust account following the satisfaction of shareholder redemptions and payment of transaction expenses and other amounts payable at closing. NMP’s trust account held approximately $119.8 million as of September 4, 2026.

In connection with the closing, the Seller, NMP’s sponsor, GTS’s management and certain other equity holders of the combined company will be subject to customary lock-up restrictions on the transfer of their Pubco securities for six months following the Closing, subject to early release if the trading price of Class A Common Stock equals or exceeds $12.00 per share for 20 out of any 30 trading days following the closing and subject to certain volume-based trading limitations during the release period. The closing of the business combination is not subject to a minimum-cash or other third-party financing condition.

The transaction is not yet complete and remains subject to the filing and SEC review of a joint proxy statement/prospectus on Form S-4, approval by NMP’s shareholders at an extraordinary general meeting and other customary closing conditions. There can be no assurance that the Business Combination will be completed on the terms described herein, or at all.

U.S. legal counsel to NMP is Mitchell Silberberg & Knupp LLP and Cayman legal counsel is Ogier (Cayman) LLP. U.S. legal counsel to GTS is Winston Taylor LLP and Cayman legal counsel is Appleby (Cayman) Ltd. Auditors for both GTS and NMP are CBIZ CPAs P.C. Technical accounting services were provided by Centri Business Consulting, LLC and Houlihan Capital, LLC provided a fairness opinion to NMP.

Management and Board of Directors

Following the closing, the combined company’s leadership team is expected to include:

●	Nadir Ali — Chief Executive Officer, GTS Holdings, Inc.

●	Mike McCracken — Chief Executive Officer, Gibson Technical Services, Inc.

●	Robert Moore — Chief Financial Officer, Gibson Technical Services, Inc.

●	Jon Martin — President, Gibson Technical Services, Inc.

The board of directors of the combined company is expected to include Nadir Ali and Mike McCracken, together with three independent directors. The Chief Financial Officer of the combined company will be named prior to closing.

About GTS

Gibson Technical Services, Inc. is an established provider of telecommunications infrastructure services supporting the deployment, expansion, modernization and maintenance of critical communications networks. Through its operating subsidiaries, GTS provides a comprehensive suite of engineering, design, construction, installation and maintenance services to telecommunications carriers, broadband providers and other communications infrastructure customers. With decades of industry experience, GTS has developed long-standing customer relationships and a strong base of repeat business by delivering technical expertise, quality and reliable execution across complex infrastructure projects. As demand for connectivity and network capacity continues to grow, GTS is positioned to support its customers’ ongoing investments in fiber, broadband, wireless and other communications infrastructure including the network connectivity supporting data center expansion.

About NMP Acquisition Corp.

NMP Acquisition Corp. is a special purpose acquisition company sponsored by Next Move Capital, LLC. NMP was formed to identify and partner with an established operating business with an experienced management team, demonstrated operating performance and opportunities for continued growth, with the objective of creating long-term value for shareholders.

Additional Information About the Business Combination and Where to Find It

This press release relates to the Business Combination involving by and among NMP, GTS, Pubco, a Nevada corporation, GTS Merger Sub I, a Cayman Islands exempted company incorporated with limited liability and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), GTS Merger Sub II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and together with SPAC Merger Sub, the “Merger Subs” and, together with Pubco, the “Company Parties”), GTS Holdings, LLC, a Utah limited liability company and the holder of 100% of the outstanding capital stock of GTS (“Holdings”), and the Seller. Each of the Company Parties was newly formed for the purpose of effecting the Business Combination.

In connection with the proposed Business Combination, NMP and Pubco intend to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a preliminary proxy statement/prospectus of NMP and a preliminary prospectus of Pubco relating to the shares of common stock and preferred stock of Pubco to be issued in connection with the Business Combination. This press release is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that NMP or Pubco has filed or will file with the SEC or send to shareholders in connection with the Business Combination. This press release does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters.

NMP’S SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED BY NMP OR PUBCO WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT NMP, PUBCO, GTS, THE COMPANY PARTIES AND THE PROPOSED BUSINESS COMBINATION.

After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to NMP’s shareholders as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of these documents, without charge, once available, through the SEC’s website at www.sec.gov or by directing a request to: NMP Acquisition Corp., 555 Bryant Street, No. 590, Palo Alto, CA 94301; or upon written request to GTS Holdings, Inc. at 230 Mountain Brook Ct., Canton, GA 30115, respectively.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

NMP, Pubco, GTS, Holdings and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from NMP’s shareholders in connection with the proposed Business Combination. Information regarding the persons who may be deemed participants and their interests in the proposed Business Combination will be set forth in the Registration Statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Business Combination will be implemented solely pursuant to the Business Combination Agreement, which contains the full terms and conditions of the Business Combination. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the anticipated timing and benefits of the proposed Business Combination, the expected SEC review and shareholder approval process, GTS’s and the combined company’s anticipated audit results and future financial and operational performance, growth strategy, industry trends, plans and use of proceeds, the availability of and expected benefit from federal and state broadband infrastructure programs, and Pubco’s expected listing on a national securities exchange. These forward-looking statements are based on current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied, including: the risk that the Business Combination may not be completed in the anticipated timeframe or at all, including if NMP fails to complete the Business Combination prior to its business combination deadline; the outcome of the SEC’s review of the Registration Statement; the ability to obtain NMP shareholder approval; the level of redemptions by NMP’s public shareholders, which may reduce the public float, liquidity and trading market for Class A Common Stock; the failure to realize the anticipated benefits of the Business Combination; the sufficiency of the fairness opinion obtained by NMP’s board of directors; the ability of Pubco to obtain or maintain listing of its securities on Nasdaq or any other securities exchange, including the risk that Pubco may be considered a “shell company” for these purposes; matters identified in the parties’ due diligence of one another; the availability of capital to support GTS’s business plans; GTS’s ability to generate sufficient revenue and achieve or maintain profitability; the ability of GTS to retain existing customers and attract new business partners; customer concentration; risks associated with managing growth, including through acquisitions; increased competition in the telecommunications infrastructure services industry; changes in business, market, financial, political and regulatory conditions; the ability to recruit, train and retain qualified personnel; supply or labor shortages; the outcome of any legal proceedings that may be instituted in connection with the Business Combination; and other risks and uncertainties described in NMP’s and Pubco’s filings with the SEC, including the Registration Statement to be filed in connection with the Business Combination, when available. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. NMP, Pubco, GTS and Holdings undertake no obligation to update these statements except as required by law.

Investor Relations

NMP Acquisition Corp.
Attn: Investor Relations
ir@nmpspac.com